Exhibit 10.26

NINTH AMENDMENT, WAIVER, RESTRUCTURING AND CONSENT

This Ninth Amendment, Waiver, Restructuring and Consent (“Ninth Consent”), is made and entered into effective as of March 27, 2017 (the “Effective Date”), by and among Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Securities Purchase Agreements and Transaction Documents (as defined below). Capitalized terms defined herein shall be incorporated in the Transaction Documents, as appropriate.

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (“Securities Purchase Agreements”) and other Transaction Documents (collectively, “Transaction Documents”) dated as of December 23, 2014, May 8, 2015, June 11, 2015, November 6, 2015, April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016 and July 15, 2016 (the April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016 and several other Securities Purchase Agreements with dates ranging between July 15, 2016 through October 6, 2016 (all collectively the “Securities Purchase Agreements”); and

WHEREAS, the Transaction Documents were previously amended and certain consents and waivers were granted pursuant to a certain Amendment, Waiver and Consent entered into as of May 8, 2015 (the “First Amendment”) and as further amended on November 6, 2015 pursuant to a Second Amendment, Waiver and Consent (the “Second Amendment”) as further amended on April 20, 2016 pursuant to a Third Amendment, Waiver and Consent (the “Third Amendment”) as further amended on May 9, 2016 pursuant to a Fourth Amendment, Waiver and Consent (the “Fourth Amendment”) as further amended on July 15, 2016 pursuant to a Fifth Amendment, Waiver and Consent (the “Fifth Amendment”), as further amended and restated on September 16, 2016 (the “Fifth Amended and Restated Amendment”), as further amended on October 2, 2016 (the “Sixth Amendment”) as further amended on November 30, 2016 (the “Seventh Amendment”), as further amended on January 30, 2017 (the “Eighth Amendment” and together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Fifth Amended and Restated Amendment, the Sixth Amendment, the Seventh Amendment, and Eighth Amendment, the “Prior Amendments”), and as further amended pursuant to this Ninth Consent; and

WHEREAS, pursuant to the Transaction Documents, the Company issued to the Purchasers Secured Convertible Notes (“Notes”) and Warrants (the “Warrants”); and

WHEREAS, the Company wishes to amend the definition of Qualified Offering as it is defined in Section 1.1 of the Securities Purchase Agreements and the accompanying Transaction Documents and as amended pursuant to the Prior Amendments and in this Ninth Consent; and

WHEREAS, the Company is requesting that Purchasers waive any Events of Default that occurred or may have occurred prior to the date hereof; and

WHEREAS, the Company is requesting that the Purchasers of the Notes (“2014 Purchasers”) issued on December 23, 2014 (“2014 Notes”), the Purchasers of the Notes (the “2015 Purchasers”) issued in May, June and November of 2015 (the “2015 Notes”), and the Purchasers of the Notes (the “2016 Purchasers”) issued in April, May, June, July, September and October of 2016 (the “2016 Notes”) agree to the extension of the Maturity Date of the December 2014 Notes and the 2015 Notes to May 31, 2017; and

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WHEREAS, in order to facilitate a public offering of its equity securities, the Company wishes to exchange all of the Warrants for new shares of common stock of the Company (the “New Shares”) as set forth below (the “Warrant Exchange”); and

WHEREAS, pursuant to the Transaction Documents, the Company is prohibited from, without the prior approval of the majority of the Purchasers, from completing the Warrant Exchange; and

WHEREAS, by executing the Warrant Exchange, Company also wishes to lower the investment cost (the “Cost of Investment”, as defined below) for the Purchasers in a way to bring the total cost of the prior investment in the Company more closely aligned among the Purchasers; and

WHEREAS, the Company and Purchasers agree to the following amendments, waivers, exchange and consents, which amendments, waivers, exchange and consents shall be effective upon the approval of all 2014 Purchasers, all of the 2015 Purchasers, and all of the 2016 Purchasers with such approval when achieved to be deemed effective as of the Effective Date.

NOW, THEREFORE, the Company and Purchasers hereby agree as follows:

1.          The Maturity Date of the 2014 Notes and the 2015 Notes is extended to May 31, 2017.

2.          The definition of “Qualified Offering” in Section 1.1 of the Securities Purchase Agreement is deleted and replaced with the following:

“Qualified Offering” means the occurrence of an offering of the Company’s Common Stock which closes in one or more closings in connection with which the Company receives not less than $5,000,000 of gross cash proceeds from the sale of Common Stock on or before May 31, 2017 at a pre-money valuation on a fully diluted basis of at least $20,000,000.”

3.          The Purchasers consent to and hereby undertake the Warrant Exchange with the Company as set forth in this Section 3. As used herein, the term “Cost of Investment” shall mean the average of (i) the conversion price of the Notes purchased by each Purchaser and (ii) the exercise price of each such Purchaser’s Warrants.

a.           The 2014 Purchasers shall receive a total of 114,842 New Shares in exchange for all of the Warrants that they own, with the effect that the 2014 Purchasers shall exchange each share of Company common stock underlying their Warrants for 0.29 New Shares. Within five (5) days of the Effective Date, the 2014 Purchasers will be issued the New Shares and upon such issuance all of their Warrants will be automatically and without any further action required terminated and cancelled. With respect to the 2014 Purchasers, the Warrant Exchange lowers the Cost of Investment of the 2014 Investors to $1.57 per share.

b.           The 2015 Purchasers shall receive a total of 578,408 New Shares in exchange for all of the Warrants that they own, with the effect that the 2015 Purchasers shall exchange each share of Company common stock underlying their Warrants for 0.96 New Shares. Within five (5) days of the Effective Date, the 2015 Purchasers will be issued the New Shares and upon such issuance all of their Warrants will be automatically and without any further action required terminated and cancelled. With respect to the 2015 Purchasers, the Warrant Exchange lowers the Cost of Investment of the 2015 Investors to $1.63 per share.

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c.           The 2016 Purchasers shall receive a total of 411,486 New Shares in exchange for all of the Warrants that they own, with the effect that the 2016 Purchasers shall exchange each share of Company common stock underlying their Warrants for 1.81 New Shares. Within five (5) days of the Effective Date, the 2016 Purchasers will be issued the New Shares and upon such issuance all of their Warrants will be automatically and without any further action required terminated and cancelled. With respect to the 2016 Purchasers, the Warrant Exchange lowers the Cost of Investment of the 2016 Investors to $1.78 per share.

4.          Solely upon effectiveness of the Warrant Exchange, the Purchasers waive (i) any Events of Default that have occurred or may have occurred prior to the date hereof, and (ii) any restrictions contained in the Transaction Documents solely as such restrictions prohibit the Company from completing the Qualified Offering.

5.          The undersigned Purchaser hereby acknowledges, ratifies and confirms in all respects the Prior Amendments.

6.          The undersigned Purchaser represents to the Company that it is the holder of the Notes and Warrants in the amounts set forth on Schedule A hereto, it has not sold, transferred or otherwise assigned any of the Notes and Warrants and it has the authority to enter into and deliver this Ninth Consent.

7.          The Company represents that Schedule A hereto identifies all of the holders and sets forth the amounts as of the date herein of all of the securities issued or issuable pursuant to the Securities Purchase Agreements and that the Transaction Documents have not been previously amended nor any waiver of any term thereof granted by any party thereto other than as set forth in the Prior Amendments and this Ninth Consent.

8.          The Company agrees to pay to Grushko & Mittman, P.C. a fee of $2,250 out of the proceeds of a Qualified Offering.

9.          This Ninth Consent may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. This Ninth Consent may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Seventh Consent shall be enforceable.

10.         This Ninth Consent shall be included in the definition of Transaction Documents as such term is defined in the Securities Purchase Agreements.

11.         Sections 5.4, 5.5, 5.12 and 5.21 of the Securities Purchase Agreements are incorporated herein by reference.

12.         Except as expressly set forth herein, this Ninth Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Purchaser, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Purchaser reserves all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Purchaser may be parties to, at law or otherwise. This Ninth Consent shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be a party to.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Eighth Consent to be executed as of the date first written above.

ACCELERATED PHARMA, INC.
the “Company”

By:
Michael Fonstein, Chief Executive Officer

“PRIOR PURCHASER”

Name of Prior Purchaser: __________________________________________________________________________

Signature of Authorized Signatory of Prior Purchaser: ____________________________________________________

Name of Authorized Signatory: _____________________________________________________________________

Title of Authorized Signatory: ______________________________________________________________________

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SCHEDULE A

PURCHASERS OF DECEMBER 23, 2014	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS	FIFTH CONSENT WARRANTS
CURBER INTERNATIONAL LTD.	$400,000.00	27,778	2,779
MORRIS FUCHS	$50,000.00	3,472	347
NACHUM STEIN	$100,000.00	6,944	694
AMERICAN EUROPEAN INSURANCE CO.	$100,000.00	6,944	694
HSI PARTNERSHIP	$50,000.00	3,472	347
RR INVESTMENT 2012 LP	$50,000.00	3,472	347
TOTALS	$750,000.00	52,082	5,208

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SCHEDULE A (continued)

PURCHASERS OF MAY 8, 2015 AND JUNE 11, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
2004 LEON SCHARF IRREVOCABLE TRUST CORP.	$100,000.00	50,000
HOCH FAMILY EQUITIES LLC	$50,000.00	25,000
RR INVESTMENT 2012 LP	$500,000.00	250,000
API BIO INVESTORS, LLC	$340,000.00	170,000
ABRAHAM BELSKY	$50,000.00	25,000
EDWIN W. COLMAN CHILDREN’S TRUST	$100,000.00	50,000
ELI INZLICHT-SPREI	$25,000.00	12,500
HARVEY LANG	$25,000.00	12,500
ALPHA CAPITAL ANSTALT	$750,000.00	375,000
BRIO CAPITAL MASTER FUND LTD.	$110,000.00	55,000
BERNHARD LAZARUS	$50,000.00	25,000
TOTALS	$2,100,000.00	1,050,000

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SCHEDULE A (continued)

PURCHASERS OF NOVEMBER 6, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
API BIO INVESTORS, LLC	$220,000.00	6,659
MORDECHAI MARC BELSKY	$50,000.00	1,513
KEREN BROCHA	$35,000.00	1,059
CHAIM GROSS	$30,000.00	908
HOCH FAMILY EQUITIES, LLC	$100,000.00	3,027
MORRIS FUCHS	$50,000.00	1,513
ELI INZLICHT-SPREI	$15,000.00	454
TOTALS	$500,000.00	15,133

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SCHEDULE A (continued)

PURCHASERS OF APRIL 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
2004 LEON SCHARF IRREVOCABLE TRUST CORP.	$100,000.00	2,579
VENTURE CAP GROUP LLC	$50,000.00	1,289
NACHUM STEIN	$40,000.00	1,031
AMERICAN EUROPEAN INSURANCE CO.	$40,000.00	1,031
HSI PARTNERSHIP	$20,000.00	516
PURCHASERS OF MAY 2016
MANUEL S. SCHARF	$100,000.00	2,579
SCHEIN VENTURES LLC	$100,000.00	2,149

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SCHEDULE A (continued)

PURCHASERS OF JULY 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
ALPHA CAPITAL ANSTALT	$50,000.00	1,074
RAYMOND DAYAN	$40,000.00	859
BRIO CAPITAL MASTER FUND LTD.	$25,000.00	537
EDWIN W. COLMAN CHILDREN’S TRUST	$50,000.00	1,074
2004 LEON SCHARF IRREVOCABLE TRUST CORP.	$50,000.00	1,074
Additional 2016 Purchasers
Yuri Rabinovich	$50,000.00	1,074
Ross Overbeek	$20,000.00	431
Michael H. Schwartz Profit Sharing Plan	$120,000.00	2,578
Masoud Toghraie	$200,000.00	4,297
Walter Schenker IRA #1374	$150,000.00	3,223
Scott Greenberg	$50,000.00	1,074
TOTALS	$1,386,000	29,781

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